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               SECOND AMENDMENT TO CREDIT AGREEMENT

                    Dated as of July 21, 1998

                             Between

            INTERNATIONAL COMFORT PRODUCTS CORPORATION (CANADA)
      (FORMERLY KNOWN AS INTER-CITY PRODUCTS CORPORATION (CANADA))
                       as Borrower and Loan Party

                                and

                   G.C. MCDONALD SUPPLY LIMITED,
                           as Loan Party

                                and

                  THE LENDER OR LENDERS NAMED IN
                       THE CREDIT AGREEMENT
                             as Lenders

                                and

                GENERAL ELECTRIC CAPITAL CANADA INC.
                              as Agent

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
                  SECOND AMENDMENT TO CREDIT AGREEMENT


This Second Amendment to Credit Agreement dated as of July 21, 1998 (this "SECOND AMENDMENT") between INTERNATIONAL COMFORT PRODUCTS CORPORATION (CANADA) (formerly known as Inter-City Products Corporation (Canada)), a Canada Corporation ("BORROWER"), G.C. MCDONALD SUPPLY LIMITED, an Ontario corporation, ("MCDONALD"), each of the lenders listed on the signature pages hereof or which pursuant to Section 10.2 of the Credit Agreement becomes a "Lender" (each, a "LENDER", and, collectively, "LENDERS"), and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, as agent hereunder for Lenders (in such capacity, together with its successors in such capacity, "AGENT").

RECITALS

A. Borrower, McDonald, Agent and Lenders are parties to a Credit Agreement dated as of December 19, 1996, as amended by First Amendment to Credit Agreement dated as of May 13, 1998 between Borrower, McDonald, Agent and Lenders (the "CREDIT AGREEMENT").

B. The Borrower has requested that Agent and Lenders further amend the Credit Agreement in order to modify the financial covenants of the Borrower.

C. Agent and Lenders have agreed to grant the Borrower's request and amend the Credit Agreement for the purpose described in Recital B of this Second Amendment upon the terms and conditions set out in this Second Amendment.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1   INTERPRETATION

1.1    DEFINITIONS.   In addition to the defined terms appearing above,
capitalized terms used in this Second Amendment have (unless otherwise provided elsewhere in this Second Amendment) the meanings given to them in the Credit Agreement.

1.2 INCORPORATION INTO CREDIT AGREEMENT. The Credit Agreement and this Second Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument.

1.3 SECTION TITLES. The Section titles and Table of Contents contained in this Second Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Second Amendment.



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1.4    INTERPRETATION.  Except as otherwise provided for herein, the rules of construction set forth in Annex A of the Credit Agreement shall govern the interpretation of this Second Amendment. References to Sections contained in the text of this Second Amendment, unless otherwise indicated, are references to the Credit Agreement.

SECTION 2   REPRESENTATIONS AND WARRANTIES

2.1 REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Second Amendment, Borrower makes the following representations and warranties to Agent and Lenders with respect to itself and McDonald, and McDonald makes the following representations and warranties to Agent and Lenders, which representations and warranties shall continue to be effective as of and after the Effective Date and shall be continuously made until the Termination Date:

       (1) the execution, delivery and performance by each Loan Party of this Second Amendment are within the corporate powers of the applicable Loan Party, have been duly authorized by all necessary corporate and shareholder action, are not in contravention of any provision of any Loan Party's articles, certificate of incorporation, bylaws or other organizational documents, will not violate any Applicable Laws, will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound, will not result in the creation or imposition of any Lien upon any of the property of any Loan Party; and do not require the consent or approval of any Governmental Body or any other Person;

       (2) this Second Amendment has been duly authorized, executed and delivered by each Loan Party and this Second Amendment and the Credit Agreement, as amended by this Second Amendment, constitute legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; and

       (3) after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

2.2 REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The Loan Parties represent and warrant that the representations and warranties contained in the Credit Agreement are or were correct on the dates made or deemed to be made.



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SECTION 3     CONDITIONS PRECEDENT

3.1 CONDITIONS TO THE EFFECTIVENESS OF THE SECOND AMENDMENT. This Second Amendment shall become effective on the date upon which the following condition has been fulfilled to the satisfaction of the Agent (the "EFFECTIVE DATE"):

       (1) this Second Amendment or counterparts thereof shall have been duly executed by, and delivered to, each Loan Party, Agent and Lenders.

SECTION 4   AMENDMENTS TO ANNEXES TO CREDIT AGREEMENT

4.1  AMENDMENTS TO SECTION 1 OF ANNEX A - DEFINITIONS; RULES OF CONSTRUCTION.

(1) INSERTION OF DEFINITION - "ADJUSTED EBITDA". On and after the Effective Date, the definition of "ADJUSTED EBITDA" is inserted into Annex A to the Credit Agreement in the applicable alphabetical order as follows:

       ADJUSTED EBITDA shall mean, with respect to any fiscal period of Borrower,

       (a) EBITDA;

        PLUS

       (b) Foreign Exchange Expense to the extent deducted in determining Net Income;

        MINUS

       (c) Foreign Exchange Gain to the extent added in determining Net
           Income.

(2) INSERTION OF DEFINITION - "FOREIGN EXCHANGE EXPENSE". On and after the Effective Date, the definition of "FOREIGN EXCHANGE EXPENSE" is inserted into Annex A to the Credit Agreement in the applicable alphabetical order as follows:

       FOREIGN EXCHANGE EXPENSE shall mean with respect to any fiscal period of Borrower, the net decrease in Net Income attributable to exchange rate fluctuations affecting the Canadian Dollar Equivalent Amount of ordinary course obligations payable by Borrower, or receivables payable to Borrower, in USD.



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(3)    INSERTION OF DEFINITION - "FOREIGN EXCHANGE GAIN".  On and after the
Effective Date, the definition of "FOREIGN EXCHANGE GAIN" is inserted into Annex A to the Credit Agreement in the applicable alphabetical order as follows:

       FOREIGN EXCHANGE GAIN shall mean with respect to any fiscal period of Borrower, the net increase in Net Income attributable to exchange rate fluctuations affecting the Canadian Dollar Equivalent Amount of ordinary course obligations payable by Borrower, or receivables payable to Borrower, in USD.

4.2 AMENDMENT TO SECTION 1(A) OF ANNEX G - MINIMUM OPERATING CASH FLOW TO INTEREST EXPENSE RATIO. On and after the Effective Date, Section 1(a) of Annex G to the Credit Agreement is amended and restated as follows:

       (a) MINIMUM OPERATING CASH FLOW TO INTEREST EXPENSE RATIO. Borrower shall maintain (or cause to be maintained):

         (1) as of the end of each Fiscal Quarter ending from and after December 31, 1996 up to and including June 30, 1998, for each Rolling Period, a ratio of:

           (i) EBITDA in respect of such Rolling Period, MINUS Capital Expenditures made during such Rolling Period, to

           (ii) Interest Expense during such Rolling Period,

         of not less than 1.25:1;

         (2) as of the end of the Fiscal Quarter ending September 30, 1998 for the 9 month period then ended a ratio of:

           (i) Adjusted EBITDA in respect of the 9 month period ending September 30, 1998, MINUS Capital Expenditures made during such 9 month period; to

           (ii) Interest Expense during such 9 month period,

         of not less than 0.27:1;

         (3) as of the end of the Fiscal Quarter ending December 31, 1998 a ratio of:



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           (i)  Adjusted EBITDA in respect of the Fiscal Year ending December
                     31, 1998, MINUS Capital Expenditures made during such Fiscal Year, to

           (ii) Interest Expense during such Fiscal Year,

         of not less than 1.25:1;

         (4) as of the end of the Fiscal Quarter ending on March 31, 1999, for the Rolling Period, a ratio of:

           (i) Adjusted EBITDA in respect of that Rolling Period, MINUS Capital Expenditures made during that Rolling Period, to


           (ii) Interest Expense during such Rolling Period,

         of not less than 0.7:1; and

         (5) as of the end of each Fiscal Quarter ending on and after June 30, 1999, for each Rolling Period, a ratio of:

           (i) Adjusted EBITDA in respect of such Rolling Period, MINUS Capital Expenditures made during such Rolling Period, to

           (ii) Interest Expense during such Rolling Period,

         of not less than 1.25:1.

SECTION 5   REAFFIRMATION OF GUARANTEES AND OTHER LOAN DOCUMENTS

5.1 REAFFIRMATION. The Borrower and each of the Loan Parties acknowledge and agree that all of the Loan Documents executed and delivered pursuant to the Credit Agreement remain in full force and effect and hereby reaffirm all of the terms thereof.



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SECTION 6   MISCELLANEOUS

6.1 AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement has not been amended or otherwise modified in any respect except pursuant to this Second Amendment, and the Credit Agreement, as amended by this Second Amendment, is in full force and effect.

6.2 REMEDIES. The rights and remedies of Agent and Lenders under this Second Amendment shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lenders may have under any other agreement, including the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

6.3 SEVERABILITY. Wherever possible, each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Second Amendment shall be prohibited by or invalid under Applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

6.4 ENUREMENT. This Second Amendment shall be binding upon and shall enure to the benefit of, each Loan Party, Agent and Lenders and their respective successors and the assigns, transferees and endorsees of Agent and any Lenders. Nothing in this Second Amendment, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, any benefit or any legal or equitable right, remedy or claim under this Second Amendment.

6.5 FURTHER ASSURANCES. Each Loan Party shall, from time to time, upon each request by Agent, at Borrower's cost and expense, make, do, execute, or cause to be made, done or executed, all such further and other lawful acts, documents and assurances whatsoever which Agent determines in its reasonable opinion may be necessary in order to give effect to the provisions, purposes and intent of this Second Amendment and to complete the transactions contemplated by this Second Amendment.

6.6 GOVERNING LAW. Except as otherwise provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Second Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the Province of Ontario applicable to contracts made and performed in such Province, and any laws of Canada applicable therein without reference to principles of conflicts of law. Each Loan Party hereby consents and agrees that the courts located in the Province of Ontario shall have non-exclusive jurisdiction to hear and determine any claims or disputes between such Loan Party, Agent and Lenders pertaining to this Second Amendment or to any matter



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arising out of or relating to this Second Amendment; PROVIDED that nothing in this Second Amendment shall be deemed to or shall operate to preclude Agent from bringing suit or taking other legal action in any other jurisdiction to collect amounts owing under this Second Amendment, realize on the Collateral or any other security for the obligations or to enforce a judgment or other court order in favour of Agent. Each Loan Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court and each Loan Party hereby waives any objection which such Loan Party may have based upon lack of personal jurisdiction, improper venue or FORUM NON CONVENIENS and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Loan Party hereby waives personal service of process issued in any such action or suit and agrees that service of process may be made by registered or certified mail addressed to such Loan Party at the address set forth in Section 11.10 of the Credit Agreement and that service so made shall be deemed completed upon the earlier of Borrower's actual receipt thereof or three Business Days after deposit in the Canadian mail, proper postage prepaid; PROVIDED, however, that if service of a process has been made by mail and before the third Business Day after mailing there is a discontinuance or interruption of regular postal service so that such service of process cannot be reasonably expected to be completed within three Business Days after mailing, such service of process shall be deemed to have been completed upon the Loan Party's actual receipt thereof.

6.7 LOAN DOCUMENT. For greater certainty, this Second Amendment constitutes a Loan Document.

6.8 COUNTERPARTS. This Second Amendment may be executed in any number of separate counterparts which, collectively, shall constitute one Second Amendment.

     IN WITNESS WHEREOF the parties have executed this Second Amendment as of the date first written above.

                                           INTERNATIONAL COMFORT PRODUCTS
                                           CORPORATION (CANADA)


                                           By:
                                               -------------------------
                                           Name: Paul Antoniadis
                                           Title:



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                                           G.C. MCDONALD SUPPLY LIMITED


                                           By:
                                               -------------------------
                                           Name: Paul Antoniadis
                                           Title:


                                           GENERAL ELECTRIC CAPITAL CANADA
                                           INC., as Agent


                                           By:
                                               -------------------------
                                           Name: Francois Wentzel
                                           Title: Senior Vice President


                                           GENERAL ELECTRIC CAPITAL CANADA
                                           INC., as Lender


                                           By:
                                               -------------------------
                                           Name: Francois Wentzel
                                           Title: Senior Vice President



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